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                                                                   Exhibit 10.18


                               AMENDING AGREEMENT


         THIS AMENDING AGREEMENT made as of December 14, 2001.

BETWEEN:

                  MDC CORPORATION INC.

                  ("MDC")

                  -and-

                  REGAL GREETINGS & GIFTS CORPORATION
                  ("REGAL")

                  - and -

                  MCGUGGAN LLC
                  ("MCGUGGAN")

     WHEREAS

A. MDC, Regal, and McGuggan are party to a Restated Asset and Share Purchase Agreement (the "AGREEMENT") dated as of December 4, 2001; and

B. MDC, Regal and McGuggan have agreed to amend the Agreement as provided herein;

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and Agreements herein contained the parties hereto agree as follows:

1.       INTERPRETATION

         Unless otherwise defined in this Agreement, all capitalized terms shall have the meaning ascribed thereto in the Agreement.

2.       AMENDMENTS

         (a) Schedule 5.21 is hereby amended by adding thereto the items on Schedule "A" hereto.

         (b) Schedule 1.1(3) is hereby amended by deleting such Schedule and substituting therefore Schedule "B" hereto.

         (c)      (i)      the definition of "Effective Time" contained in
                           section 1.1 is hereby amended to read "the opening of business on the Closing Date";

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                  (ii)     section 2.1(e) is hereby amended to delete such
                           subsection and to replace it with the following:

                           "(e) All of the cash and cash equivalents held by virtue of the Purchased Business as of the Effective Time (the Buyer acknowledging that such does not include any of the $5 million of cash remitted by the Purchased Business to the Vendor since October 15, 2001).";

                  (iii)    section 2.2(a) is hereby deleted;

                  (iv) section 3.1(a)(i) is hereby amended to replace "Thirty Nine Million ($39,000,000) Dollars" with "Thirty Four Million ($34,000,000) Dollars"; and

                  (v) section 3.1(f) is hereby amended to replace "Thirty Two Million, Nine Hundred Thousand ($32,900,000) Dollars" with "Twenty Seven Million, Nine Hundred Thousand ($27,900,000) Dollars".

3.       CONFIRMATION

         Each of the parties acknowledges and confirms the terms of the Agreement as amended by this Agreement (the "AMENDING AGREEMENT") and agrees to be bound by the terms of the Amended Agreement.

4.       ENUREMENT

         This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, assigns and legal representatives, as the case may be.

5.       COUNTERPARTS

         This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and all such counterparts together shall be deemed to be one and the same instrument, which shall be deemed to be executed as of the date first written above.



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         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

DATED the _____ day of December, 2001.


MDC CORPORATION INC.                        REGAL GREETINGS & GIFTS CORPORATION


----------------------------------          ------------------------------------
Stephen Marshall                            Name:
Executive Vice-President,                   Title:
Corporate Development


MCGUGGAN LLC


----------------------------------
Name:
Title:








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